Grant Thornton LLP
1201 Walnut Street, Suite 1000
April 13, 2015	Kansas City, MO 64106-2176

T 816.412.2400
F 816.412.2404
Grant Thornton.com
Linkd.in/GrantThorntonUS

U.S. Securities and Exchange Commission

Office of the Chief Accountant

100 F Street, NE

Washington, DC 20549

Re:	Digital Ally, Inc.
File No.	001-33899

Dear Sir or Madam:

We have read Item 4.01 of Form 8-K of Digital Ally, Inc. dated April 13, 2015, and agree with the statements concerning our Firm contained therein.

Sincerely,

Grant Thornton LLP
U.S. member firm of Grant Thornton International Ltd